Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2014
Commitments and contingencies
Schedule of environmental obligations included in other current provisions and other noncurrent provisions
	December 31,
($ in millions)	2014	2013
Other provisions	37	37
Other non-current liabilities	109	116

Total	146	153

Best estimate of future payments for guarantee obligations

	December 31,
	2014	2013
($ in millions)	Maximum potential payments
Performance guarantees	232	149
Financial guarantees	72	77
Indemnification guarantees	50	50

Total	354	276

Provisions for warranties

($ in millions)	2014	2013
Balance at January 1,	1,362	1,291
Net change in warranties due to acquisitions and divestments	11	111
Claims paid in cash or in kind	(319)	(294)
Net increase in provision for changes in estimates, warranties issued and warranties expired	224	245
Exchange rate differences	(130)	9

Balance at December 31,	1,148	1,362